Income Taxes (Details) - Schedule of components of the deferred income tax assets and liabilities ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Jun. 30, 2021 CNY (¥)
Deferred tax assets:
Tax loss carry forward	¥ 28,314	$ 4,227	¥ 22,149
Allowance for doubtful accounts, credit losses and impairment losses	1,723	257	1,723
Subtotal	30,037	4,484	23,872
Less: valuation allowances	6,059	904	2,284
Total	¥ 23,978	$ 3,580	¥ 21,588